PROSPECTUS SUPPLEMENT
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
Separate Account VL I of Talcott Resolution Life and Annuity Insurance Company
Separate Account VL II of Talcott Resolution Life and Annuity Insurance Company

UNION SECURITY INSURANCE COMPANY
Union Security Insurance Company Variable Account C

Supplement dated July 29, 2022,
to
Prospectuses dated May 1, 2022,
for
Hartford Leaders VUL LegacyTM, Stag Accumulator® Variable Universal Life,
Stag Protector® Variable Universal Life, Stag Variable Life Artisan, Wall Street Series VUL220TM
and Wall Street Series VULTM Policies

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Policy, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

There is a correction to the Fidelity® VIP Government Money Market Portfolio (“the Fund”). The Fund row in APPENDIX A: Funds Available Under the Policy is hereby deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2021
			1 year	5 year	10 year
Money Market	†Fidelity® VIP Government Money Market Portfolio (Service Class) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.33%	0.01%	0.86%	0.45%
† In a low interest rate environment, yields for money market funds, after deduction of Policy charges may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Policy Value to a money market Sub-Account or participate in an Asset Allocation Program where Policy Value is allocated to a money market Sub-Account, that portion of your Policy Value may decrease in value.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP176
HLP-201, HLP-202, HLP-203, HLP-204, HLP-205, HLP-206, USIC-101, USIC-104